UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices)  (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30
Date of reporting period: September 30, 2005

ITEM 1.    REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

E X P E R I E N C E	Smith Barney Small Cap Value Fund

A N N U A L R E P O R T

SEPTEMBER 30, 2005
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Small Cap Value Fund

               Annual Report • September 30, 2005

What’s
Inside

Fund Objective
The Fund seeks long-term capital growth.
Under normal conditions the Fund
invests at least 80% of the value of its
net assets, plus any borrowings for
investment purposes, in common stock
and other equity securities of small-cap
U.S. companies. Small-cap companies
are those companies with market capi-
talization values not exceeding (i) $3
billion or (ii) the highest month-end
market capitalization value of any stock
in the Russell 2000 Index for the pre-
vious 12 months, whichever is greater.

Letter from the Chairman	1

Manager Overview	4

Fund at a Glance	7

Fund Expenses	8

Fund Performance	10

Historical Performance	11

Schedule of Investments	12

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	21

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	33

Board Approval of Management Agreement	34

Additional Information	40

Important Tax Information	43

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

There was no shortage of potential threats to the U.S. economy during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the economy proved to be surprisingly resilient during the Fund’s fiscal year. Fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew at least 3.0% .

     The Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising rates in June, August, and September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s eleven rate hikes have brought the target for the federal funds rate from 1.00% to 3.75% . Following the end of the Fund’s reporting period, at its November meeting, the Fed once again raised the target rate by 0.25% to 4.00% . This also represents the longest sustained Fed tightening cycle since 1977-1979.

     During the 12-month period covered by this report, the U.S. stock market generated strong overall results, with the S&P 500 Indexiv returning 12.25% . Generally positive economic news, relatively benign core inflation, and strong corporate profits supported the market during much of the period.

     Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 25.10%, 14.26%, and 17.95%, respectively. From an investment style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 16.78% and 12.13%, respectively.

Smith Barney Small Cap Value Fund 2005 Annual Report 1

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore the Fund’s Board of Directors has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2 Smith Barney Small Cap Value Fund 2005 Annual Report

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to the Financial Statements included in this report.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 1, 2005

Smith Barney Small Cap Value Fund 2005 Annual Report 3

Manager Overview
PETER J. HABLE Vice President and Investment Officer

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the past 12 months, rising short-term interest rates and energy prices have proven to be significant headwinds for the overall stock market. With the Fed indicating it may continue to raise rates and with energy prices unlikely to abate soon, it appears market gains will be limited this year and that a more defensive stance is warranted in the short term.

    We have stressed for over a year that we believe the sector most at risk as the Fed raises rates is the financial sector, which represents greater than 30% of the Russell 2000 Value Index, the Fund’s benchmark. Our concern with this sector has been driven by a flattening yield curve compressing earnings for banks at a time when valuations for the stocks remain rich. Further, we are concerned with the banking sectors increased real estate exposure and decreasing loan loss reserves at a time when many real estate markets are showing signs of froth. Taking an underweight position in the financials sector helped the Fund’s performance in the first quarter of 2005, hurt the Fund’s performance in the second quarter as investors anticipated the Fed assuming a neutral stance, and put the Fund back ahead of its benchmark in the third quarter as the Fed reaffirmed its bias towards raising rates. Given the Fed’s bias, we believe it is too early to increase our weighting in the financial sector and hope to see more attractive valuations in this sector later this calendar year.

While, we believe the outperformance of small cap stocks relative to large cap stocks over the last six years generally narrowed the valuation gap between large and small capitalization stocks, the correction we have seen this year in many small cap sectors, in our opinion, presents an opportunity for small cap stocks to perform well.

Performance Review

For the 12 months ended September 30, 2005, Class A shares of the Smith Barney Small Cap Value Fund, excluding sales charges, returned 17.37% . These shares underperformed the Fund’s unmanaged benchmark, the Russell 2000 Value Indexx, which returned 17.75% for the same period. The Lipper Small-Cap Value Funds Category Average1 increased 18.54% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 242 Funds in the fund’s Lipper category, and excluding sales charges.

4 Smith Barney Small Cap Value Fund 2005 Annual Report

Performance Snapshot as of September 30, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

Small Cap Value Fund — Class A Shares	7.14%	17.37%

Russell 2000 Value Index	8.33%	17.75%

Lipper Small-Cap Value Funds Category Average	7.40%	18.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.To obtain performance data current to the most recent month-end, please visit our web-site at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 6.80%, Class C shares returned 6.71% and Class Y shares returned 7.38% for the six months ended September 30, 2005. Excluding sales charges, Class B shares returned 16.49%, Class C shares returned 16.40% and Class Y shares returned 17.81% for the twelve months ended September 30, 2005.

Lipper, Inc. is a major independent mutual fund tracking organization. Returns are based on the period ended September 30, 2005, including the reinvestment of distributions, including returns of capital if any, calculated among the 250 funds for the six-month period and among the 242 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.  What were the most significant factors affecting the Fund’s performance?

A.  During the past year, the industrials sector contributed 5.5% to the Fund’s fiscal year overall performance of 17.37% . The energy sector followed with 4.5%, and the consumer discretionary sector was responsible for 3.2% . The materials sector (-1.0% contribution to the Fund’s return), the consumer staples sector (+0.3%), and the utilities sector (+0.3%) were the sectors with the least positive impact on the Fund’s 2005 fiscal-year performance.

     What were the leading contributors to performance?

A.  The ten best performing stocks, in terms of contribution-to-return in the last fiscal year, were Todco (+1.22%) in the energy sector, Neiman Marcus (+0.96%) in the consumer discretionary sector, Denbury Resources (+0.96%) and XTO Energy (+0.84%) in the energy sector, Steiner Leisure (+0.83%) in the consumer discretionary sector, Labor Ready (+0.83%) in the industrials sector, SkyWest Inc. (+0.67%) in the industrials sector, National-Oilwell Varco Inc. (+0.60%) in the energy sector, Roper Industries (+0.46%) in the industrials sector and Cato Corp (+0.46%) in the consumer discretionary sector. Four of these stocks are in the energy sector, reflecting the powerful pricing trends at work in that sector during the last fiscal-year just ended.

Smith Barney Small Cap Value Fund 2005 Annual Report 5

     What were the leading detractors from performance?

A.  Conversely, the largest detractors from performance included Smurfit-Stone Container (-0.50%) and Pope & Talbot in the materials sector (-0.48%), AGCO (-0.25%) and Furniture Brands (-0.24%) in the consumer discretionary sector, AMERIGROUP Corp (-0.23%) in the health care sector, Triad Guaranty (-0.17%) and First Albany (-0.16%) in the financials sector, IKON Office Solutions in the industrials sector (-0.15%), Lear Corp (-0.14%) in the consumer discretionary sector, and A. Schulman (-0.13) in the materials sector.

Q.  Were there any significant changes made to the Fund during the reporting period?

A.  There were no significant changes made to the Fund during the reporting period.

Sincerely,

Peter J. Hable
Vice President and
Investment Officer

November 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: Keep in mind, stocks of small-cap companies may involve a higher degree of risk and volatility than stocks of large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.
i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger public companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of June 24, 2005.
vi	The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
vii	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[x]	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

6 Smith Barney Small Cap Value Fund 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Smith Barney Small Cap Value Fund 2005 Annual Report 7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on April 1, 2005 and held for the six months ended September 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	7.14%	$1,000.00	$1,071.40	1.23%	$ 6.39

Class B	6.80	1,000.00	1,068.00	1.94	10.06

Class C	6.71	1,000.00	1,067.10	2.04	10.57

Class Y	7.38	1,000.00	1,073.80	0.80	4.16

(1)	For the six months ended September 30, 2005.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduc- tion of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8 Smith Barney Small Cap Value Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratios	the Period(2)

Class A	5.00%	$1,000.00	$1,018.90	1.23%	$ 6.23

Class B	5.00	1,000.00	1,015.34	1.94	9.80

Class C	5.00	1,000.00	1,014.84	2.04	10.30

Class Y	5.00	1,000.00	1,021.06	0.80	4.05

(1)	For the six months ended September 30, 2005.

(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Small Cap Value Fund 2005 Annual Report 9

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 9/30/05	17.37%	16.49%	16.40%	17.81%

Five Years Ended 9/30/05	14.76	13.89	13.87	NA

Inception* through 9/30/05	15.83	14.95	14.93	27.32

	With Sales Charges(2)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 9/30/05	11.48%	11.49%	15.40%	17.81%

Five Years Ended 9/30/05	13.59	13.77	13.87	NA

Inception* through 9/30/05	14.93	14.95	14.93	27.32

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class A (Inception* through 9/30/05)	163.43%

Class B (Inception* through 9/30/05)	150.58

Class C (Inception* through 9/30/05)	150.30

Class Y (Inception* through 9/30/05)	81.28

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduc tion of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 26, 1999. Inception date for Class Y shares is April 14, 2003.

10 Smith Barney Small Cap Value Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Small Cap
Value Fund vs. the Russell 2000 Value Index† (February 26, 1999—September 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares; and the deduction of the maximum 5.00% and 1.00% contingent deferred sales charges for Class B and C shares, respectively. It also assumes reinvestment of distributions, including returns of capital, if any, at net asset value through September 30, 2005. The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Small Cap Value Fund 2005 Annual Report 11

Schedule of Investments (September 30, 2005)

SMITH BARNEY SMALL CAP VALUE FUND

Shares	Security	Value

COMMON STOCKS — 93.4%
CONSUMER DISCRETIONARY — 13.7%
Auto Components — 2.8%
230,500	Cooper Tire & Rubber Co.	$ 3,519,735
277,500	Lear Corp.	9,426,675
440,400	Sauer-Danfoss Inc.	8,808,000

	Total Auto Components	21,754,410

Diversified Consumer Services — 1.1%
257,750	Steiner Leisure Ltd.*	8,755,768

Hotels, Restaurants & Leisure — 1.1%
210,234	Benihana Inc., Class A Shares*	3,782,110
332,400	O’Charleys Inc.*	4,756,644

	Total Hotels, Restaurants & Leisure	8,538,754

Household Durables — 1.1%
244,700	Furniture Brands International Inc.	4,411,941
127,800	Snap-on Inc.	4,616,136

	Total Household Durables	9,028,077

Leisure Equipment & Products — 1.0%
105,000	Fairchild Corp., Class A Shares*	243,600
301,400	K2 Inc.*	3,435,960
304,000	Leapfrog Enterprises Inc.*	4,490,080

	Total Leisure Equipment & Products	8,169,640

Multiline Retail — 2.4%
212,275	Dillard’s Inc., Class A Shares	4,432,302
145,200	Neiman-Marcus Group Inc., Class A Shares	14,512,740

	Total Multiline Retail	18,945,042

Specialty Retail — 3.2%
128,100	Buckle Inc.	4,351,557
454,650	Cato Corp., Class A Shares	9,061,174
128,300	DEB Shops Inc.	2,789,242
193,200	Linens ‘n Things Inc.*	5,158,440
300,200	Pomeroy IT Solutions Inc.*	3,410,272

	Total Specialty Retail	24,770,685

Textiles, Apparel & Luxury Goods — 1.0%
233,000	Timberland Co., Class A Shares*	7,870,740

	TOTAL CONSUMER DISCRETIONARY	107,833,116

CONSUMER STAPLES — 1.2%
Food Products — 1.2%
888,900	Del Monte Foods Co.*	9,537,897

ENERGY — 6.6%
Energy Equipment & Services — 3.2%
160,887	National-Oilwell Varco Inc.*	10,586,364

See Notes to Financial Statements.

12 Smith Barney Small Cap Value Fund 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

Energy Equipment & Services — 3.2% (continued)
88,300	Superior Well Services Inc.*	$ 2,039,730
302,000	Todco, Class A Shares*	12,596,420

	Total Energy Equipment & Services	25,222,514

Oil, Gas & Consumable Fuels — 3.4%
175,700	Denbury Resources Inc.*	8,862,308
132,256	Newfield Exploration Co.*	6,493,770
253,388	XTO Energy Inc.	11,483,544

	Total Oil, Gas & Consumable Fuels	26,839,622

	TOTAL ENERGY	52,062,136

EXCHANGE TRADED FUNDS — 6.3%
138,100	iShares Nasdaq Biotechnology Index Fund	10,633,700
587,400	iShares Russell 2000 Value Index Fund	38,727,282

	TOTAL EXCHANGE TRADED FUNDS	49,360,982

FINANCIALS — 17.3%
Commercial Banks — 7.5%
178,544	AMCORE Financial Inc.	5,572,358
73,700	BancTrust Financial Group Inc.	1,420,936
134,466	Central Pacific Financial Corp.	4,730,514
132,200	Cullen/Frost Bankers Inc.	6,522,748
264,000	First Charter Corp.	6,462,720
424,463	First Security Group Inc.*	4,174,594
273,600	First State Bancorp	5,797,584
51,625	IBERIABANK Corp.	2,743,869
67,500	Midwest Banc Holdings Inc.	1,560,600
240,733	Pacific Capital Bancorp	8,014,001
141,570	Sterling Bancorp	3,186,741
19,023	Tompkins Trustco Inc.	822,745
315,300	Umpqua Holdings Corp.	7,668,096

	Total Commercial Banks	58,677,506

Diversified Financial Services — 0.6%
123,600	Financial Federal Corp.	4,919,280

Insurance — 2.7%
317,100	CNA Surety Corp.*	4,509,162
219,100	Midland Co.	7,894,173
119,200	RLI Corp.	5,514,192
87,282	Triad Guaranty Inc.*	3,423,200

	Total Insurance	21,340,727

Real Estate — 4.8%
129,300	American Land Lease, Inc.	3,070,875
154,600	Cousins Properties Inc.	4,672,012
90,700	Duke Realty Corp.	3,072,916
198,200	Equity One Inc.	4,608,150

See Notes to Financial Statements.

Smith Barney Small Cap Value Fund 2005 Annual Report 13

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

Real Estate — 4.8% (continued)
289,200	Host Marriott Corp.	$ 4,887,480
176,900	LaSalle Hotel Properties	6,094,205
80,600	Liberty Property Trust	3,428,724
111,800	Pan Pacific Retail Properties Inc.	7,367,620

	Total Real Estate	37,201,982

Thrifts & Mortgage Finance — 1.7%
24,700	City Bank	845,481
200,500	PMI Group Inc.	7,993,935
102,100	Webster Financial Corp.	4,590,416

	Total Thrifts & Mortgage Finance	13,429,832

	TOTAL FINANCIALS	135,569,327

HEALTH CARE — 5.7%
Health Care Equipment & Supplies — 0.8%
314,100	National Dentex Corp.*	6,470,460

Health Care Providers & Services — 4.1%
239,800	AMERIGROUP Corp.*	4,584,976
237,200	Apria Healthcare Group Inc.*	7,569,052
416,400	Cross Country Healthcare Inc.*	7,728,384
278,500	Dendrite International Inc.*	5,595,065
316,300	RehabCare Group Inc.*	6,490,476

	Total Health Care Providers & Services	31,967,953

Pharmaceuticals — 0.8%
543,600	Bentley Pharmaceuticals Inc.*	6,496,020

	TOTAL HEALTH CARE	44,934,433

INDUSTRIALS — 25.7%
Aerospace & Defense — 2.7%
139,400	DRS Technologies Inc.	6,880,784
256,400	HEICO Corp., Class A Shares	4,563,920
161,500	Mercury Computer Systems Inc.*	4,239,375
461,000	Orbital Sciences Corp.*	5,762,500

	Total Aerospace & Defense	21,446,579

Air Freight & Logistics — 0.1%
534,500	Stonepath Group Inc.*	539,845

Airlines — 1.3%
386,900	SkyWest Inc.	10,376,658

Building Products — 0.5%
368,300	Patrick Industries Inc.*	3,940,810

Commercial Services & Supplies — 5.8%
524,700	IKON Office Solutions Inc.	5,236,506
134,000	John H. Harland Co.	5,949,600
70,700	Korn/Ferry International*	1,158,773

See Notes to Financial Statements.

14 Smith Barney Small Cap Value Fund 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

Commercial Services & Supplies — 5.8% (continued)
454,200	Labor Ready Inc.*	$ 11,650,230
135,500	Portfolio Recovery Associates Inc.*	5,850,890
173,085	United Stationers Inc.*	8,283,848
283,500	Watson Wyatt & Co. Holdings	7,640,325

	Total Commercial Services & Supplies	45,770,172

Construction & Engineering — 0.9%
111,300	EMCOR Group Inc.*	6,600,090

Electrical Equipment — 1.3%
256,400	Roper Industries Inc.	10,073,956

Machinery — 11.4%
254,800	Albany International Corp., Class A Shares	9,394,476
281,400	Crane Co.	8,368,836
63,800	Cummins Inc.	5,613,762
120,000	Harsco Corp.	7,868,400
248,200	IDEX Corp.	10,560,910
259,900	Kaydon Corp.	7,383,759
136,800	Kennametal Inc.	6,708,672
80,400	Lindsay Manufacturing Co.	1,769,604
173,500	Mueller Industries Inc.	4,818,095
59,600	Navistar International Corp.*	1,932,828
247,900	Pentair Inc.	9,048,350
294,300	Timken Co.	8,720,109
266,000	Wabtec Corp.	7,256,480

	Total Machinery	89,444,281

Marine — 0.8%
124,400	Kirby Corp.*	6,149,092

Road & Rail — 0.9%
201,000	Arkansas Best Corp.	7,008,870

	TOTAL INDUSTRIALS	201,350,353

INFORMATION TECHNOLOGY — 10.5%
Communications Equipment — 1.2%
67,900	Bel Fuse Inc., Class B Shares	2,473,597
159,200	Black Box Corp.	6,680,032

	Total Communications Equipment	9,153,629

Computers & Peripherals — 0.4%
27,400	Electronics for Imaging Inc.*	628,556
107,600	Rimage Corp.*	2,869,692

	Total Computers & Peripherals	3,498,248

Electronic Equipment & Instruments — 2.1%
100,600	Tech Data Corp.*	3,693,026
296,739	Tektronix Inc.	7,486,725

See Notes to Financial Statements.

Smith Barney Small Cap Value Fund 2005 Annual Report 15

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

Electronic Equipment & Instruments — 2.1% (continued)
367,400	Woodhead Industries Inc.	$ 5,044,402

	Total Electronic Equipment & Instruments	16,224,153

IT Services — 1.7%
414,500	MedQuist Inc.*	5,201,975
262,700	Pegasus Solutions Inc.*	2,359,046
398,600	Perot Systems Corp., Class A Shares*	5,640,190

	Total IT Services	13,201,211

Semiconductors & Semiconductor Equipment — 2.9%
438,700	ATI Technologies Inc.*	6,115,478
133,500	Cabot Microelectronics Corp.*	3,922,230
374,200	Exar Corp.*	5,246,284
188,020	Varian Semiconductor Equipment Associates Inc.*	7,966,407

	Total Semiconductors & Semiconductor Equipment	23,250,399

Software — 2.2%
294,900	EPIQ Systems Inc.*	6,434,718
170,700	McAfee Inc.*	5,363,394
267,100	Micromuse Inc.*	2,104,748
252,000	NetIQ Corp.*	3,084,480

	Total Software	16,987,340

	TOTAL INFORMATION TECHNOLOGY	82,314,980

MATERIALS — 5.2%
Chemicals — 1.7%
215,300	A. Schulman Inc.	3,864,635
148,565	Lyondell Chemical Co.	4,251,930
255,500	Olin Corp.	4,851,945

	Total Chemicals	12,968,510

Containers & Packaging — 1.9%
139,600	AptarGroup Inc.	6,953,476
799,858	Smurfit-Stone Container Corp.*	8,286,529

	Total Containers & Packaging	15,240,005

Metals & Mining — 1.0%
329,400	Gibraltar Industries Inc.	7,533,378

Paper & Forest Products — 0.6%
469,900	Pope & Talbot Inc.	4,797,679

	TOTAL MATERIALS	40,539,572

UTILITIES — 1.2%
Electric Utilities — 0.2%
50,100	MGE Energy Inc.	1,829,151

Gas Utilities — 1.0%
86,100	New Jersey Resources Corp.	3,958,878

See Notes to Financial Statements.

16 Smith Barney Small Cap Value Fund 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Shares		Security	Value

Gas Utilities — 1.0% (continued)
107,100		Northwest Natural Gas Co.	$3,986,262

		Total Gas Utilities	7,945,140

		TOTAL UTILITIES	9,774,291

		TOTAL COMMON STOCKS
		(Cost — $538,118,765)	733,277,087

Face
Amount		Rating

CORPORATE BONDS & NOTES — 0.1%
INDUSTRIALS — 0.1%
Machinery — 0.1%
$ 1,245,000	NR (a)	Mueller Industries Inc., Subordinated Notes,
		6.000% due 11/1/14 (Cost — $1,245,000)	1,213,875

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
		(Cost — $539,363,765)	734,490,962

SHORT-TERM INVESTMENT — 6.7%
Repurchase Agreement — 6.7%
$ 52,350,000		Interest in $836,655,000 joint tri-party repurchase agreement dated
		9/30/05 with Greenwich Capital Markets Inc., 3.850% due 10/3/05;
		Proceeds at maturity —$52,366,796; (Fully collateralized by various
		U.S. government & agency obligations, 0.000% to 8.875% due 10/15/05
		to 8/6/38; Market value — $53,397,024
		(Cost — $52,350,000)	52,350,000

		TOTAL INVESTMENTS — 100.2%
		(Cost — $591,713,765#)	786,840,962
		Liabilities in Excess of Other Assets — (0.2)%	(1,933,637)

		TOTAL NET ASSETS — 100.0%	$784,907,325

*	Non-income producing security.
(a)	The bond is not rated by Standard & Poor’s Ratings Service or Moody’s Investors Service.
#	Aggregate cost for federal income tax purposes is $591,330,917.

See Notes to Financial Statements.

Smith Barney Small Cap Value Fund 2005 Annual Report 17

Statement of Assets and Liabilities (September 30, 2005)

ASSETS:
Investments, at value (Cost — $591,713,765)	$786,840,962
Cash	455
Receivable for Fund shares sold	1,308,796
Receivable for securities sold	705,910
Dividends and interest receivable	500,431
Prepaid expenses	37,086

Total Assets	789,393,640

LIABILITIES:
Payable for securities purchased	2,511,183
Payable for Fund shares repurchased	952,493
Management fee payable	481,296
Transfer agent fees payable	268,378
Distribution fees payable	164,923
Directors’ fees payable	3,332
Accrued expenses	104,710

Total Liabilities	4,486,315

Total Net Assets	$784,907,325

NET ASSETS:
Par value (Note 6)	$33,006
Paid-in capital in excess of par value	560,998,251
Accumulated net realized gain on investments	28,748,871
Net unrealized appreciation on investments	195,127,197

Total Net Assets	$784,907,325

Shares Outstanding:
Class A	12,153,323

Class B	6,473,945

Class C	7,688,234

Class Y	6,690,546

Net Asset Value:
Class A (and redemption price)	$24.02

Class B*	$23.41

Class C*	$23.38

Class Y (and redemption price)	$24.16

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$25.28

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% contingent deferred sales charge, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18 Smith Barney Small Cap Value Fund 2005 Annual Report

Statement of Operations (For the year ended September 30, 2005)

INVESTMENT INCOME:
Dividends	$10,452,862
Interest	2,038,330

Total Investment Income	12,491,192

EXPENSES:
Management fee (Note 2)	5,351,695
Distribution fees (Notes 2 and 4)	3,815,943
Transfer agent fees (Notes 2 and 4)	905,876
Shareholder reports (Note 4)	103,971
Registration fees	56,968
Custody fees	51,050
Directors’ fees	49,704
Audit and tax	26,983
Legal fees	23,360
Insurance	9,375
Miscellaneous expenses	6,131

Total Expenses	10,401,056

Net Investment Income	2,090,136

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	29,207,465
Change in Net Unrealized Appreciation/Depreciation From Investments	77,361,878

Net Gain on Investments	106,569,343

Increase in Net Assets From Operations	$108,659,479

See Notes to Financial Statements.

Smith Barney Small Cap Value Fund 2005 Annual Report 19

Statements of Changes in Net Assets (For the years ended September 30,)

	2005	2004

OPERATIONS:
Net investment income (loss)	$2,090,136	$(1,993,926)
Net realized gain	29,207,465	28,038,327
Change in net unrealized appreciation/depreciation	77,361,878	58,847,882

Increase in Net Assets From Operations	108,659,479	84,892,283

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(2,400,458)	—
Net realized gains	(20,577,703)	(22,270,541)

Decrease in Net Assets From Distributions to Shareholders	(22,978,161)	(22,270,541)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	252,523,814	194,505,372
Reinvestment of distributions	19,913,134	21,127,525
Cost of shares repurchased	(124,419,574)	(96,095,589)

Increase in Net Assets From Fund Share Transactions	148,017,374	119,537,308

Increase in Net Assets	233,698,692	182,159,050
NET ASSETS:
Beginning of year	551,208,633	369,049,583

End of year	$784,907,325	$551,208,633

See Notes to Financial Statements.

20 Smith Barney Small Cap Value Fund 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class A Shares(1)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Year	$21.19	$18.24	$14.45	$14.19	$14.85

Income From Operations:
Net investment income	0.13	0.00 (2)	0.06	0.09	0.20
Net realized and unrealized gain	3.50	4.01	3.94	0.64	0.27

Total Income From Operations	3.63	4.01	4.00	0.73	0.47

Less Distributions From:
Net investment income	(0.12)	—	—	(0.14)	(0.18)
Net realized gains	(0.68)	(1.06)	(0.21)	(0.33)	(0.95)

Total Distributions	(0.80)	(1.06)	(0.21)	(0.47)	(1.13)

Net Asset Value, End of Year	$24.02	$21.19	$18.24	$14.45	$14.19

Total Return(3)	17.37%	22.35%	27.98%	4.88%	3.26%

Net Assets, End of Year (000s)	$291,923	$205,357	$101,798	$72,196	$52,670

Ratios to Average Net Assets:
Gross expenses	1.18%	1.16%	1.19%	1.18%	1.20%
Net expenses	1.18	1.14 (4)	1.19	1.18	1.20
Net investment income	0.58	0.02	0.36	0.58	1.33

Portfolio Turnover Rate	18%	31%	68%	49%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Small Cap Value Fund 2005 Annual Report 21

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class B Shares(1)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Year	$20.71	$17.99	$14.35	$14.10	$14.76

Income (Loss) From Operations:
Net investment income (loss)	(0.03)	(0.15)	(0.06)	(0.03)	0.08
Net realized and unrealized gain	3.41	3.93	3.91	0.63	0.28

Total Income From Operations	3.38	3.78	3.85	0.60	0.36

Less Distributions From:
Net investment income	—	—	—	(0.02)	(0.07)
Net realized gains	(0.68)	(1.06)	(0.21)	(0.33)	(0.95)

Total Distributions	(0.68)	(1.06)	(0.21)	(0.35)	(1.02)

Net Asset Value, End of Year	$23.41	$20.71	$17.99	$14.35	$14.10

Total Return(2)	16.49%	21.35%	27.12%	4.03%	2.52%

Net Assets, End of Year (000s)	$151,555	$142,896	$131,657	$112,946	$83,426

Ratios to Average Net Assets:
Gross expenses	1.93%	1.93%	1.95%	1.94%	1.97%
Net expenses	1.93	1.91 (3)	1.95	1.94	1.97
Net investment income (loss)	(0.13)	(0.77)	(0.41)	(0.19)	0.56

Portfolio Turnover Rate	18%	31%	68%	49%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22 Smith Barney Small Cap Value Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class C Shares(1)(2)	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Year	$20.70	$17.98	$14.35	$14.10	$14.76

Income (Loss) From Operations:
Net investment income (loss)	(0.05)	(0.16)	(0.06)	(0.03)	0.08
Net realized and unrealized gain	3.41	3.94	3.90	0.63	0.28

Total Income From Operations	3.36	3.78	3.84	0.60	0.36

Less Distributions From:
Net investment income	—	—	—	(0.02)	(0.07)
Net realized gains	(0.68)	(1.06)	(0.21)	(0.33)	(0.95)

Total Distributions	(0.68)	(1.06)	(0.21)	(0.35)	(1.02)

Net Asset Value, End of Year	$23.38	$20.70	$17.98	$14.35	$14.10

Total Return(3)	16.40%	21.36%	27.05%	4.04%	2.52%

Net Assets, End of Year (000s)	$179,762	$142,272	$111,838	$91,275	$69,712

Ratios to Average Net Assets:
Gross expenses	2.01%	1.96%	1.96%	1.94%	1.96%
Net expenses	2.01	1.94 (4)	1.96	1.94	1.96
Net investment income (loss)	(0.23)	(0.80)	(0.41)	(0.19)	0.55

Portfolio Turnover Rate	18%	31%	68%	49%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Small Cap Value Fund 2005 Annual Report 23

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class Y Shares(1)	2005	2004	2003	(2)

Net Asset Value, Beginning of Year	$21.29	$18.27	$14.57

Income From Operations:
Net investment income	0.19	0.07	0.06
Net realized and unrealized gain	3.55	4.01	3.64

Total Income From Operations	3.74	4.08	3.70

Less Distributions From:
Net investment income	(0.19)	—	—
Net realized gains	(0.68)	(1.06)	—

Total Distributions	(0.87)	(1.06)	—

Net Asset Value, End of Year	$24.16	$21.29	$18.27

Total Return(3)	17.81%	22.71%	25.39%

Net Assets, End of Year (000s)	$161,667	$60,684	$23,757

Ratios to Average Net Assets:
Gross expenses	0.81%	0.86%	0.80%(4)
Net expenses	0.81	0.84 (5)	0.80	(4)
Net investment income	0.84	0.32	0.75	(4)

Portfolio Turnover Rate	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 14, 2003 (inception date) to September 30, 2003.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

24 Smith Barney Small Cap Value Fund 2005 Annual Report

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

The Smith Barney Small Cap Value Fund (the “Fund”) is a separate diversified series of Smith Barney Investment Funds Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a)   Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b)   Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c)   Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (d)   REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided

Smith Barney Small Cap Value Fund 2005 Annual Report 25

Notes to Financial Statements (continued)

by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

     (e)   Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (f )   Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

     (g)   Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (h)   Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed	Accumulated
	Net	Net
	Investment	Realized
	Income	Gain

(a)	$310,322	$(310,322)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.

2.   Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund.The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

     Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended September 30, 2005, the Fund paid transfer agent fees of $423,755 to CTB.

     In addition, for the year ended September 30, 2005, the Fund also paid $81,502 to other Citigroup affiliates for shareholder recordkeeping services.

     Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

     There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year

26 Smith Barney Small Cap Value Fund 2005 Annual Report

Notes to Financial Statements (continued)

until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

     For the year ended September 30, 2005, CGM received sales charge of approximately $336,000 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2005, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C

CDSCs	$1,000	$175,000	$10,000

     For the year ended September 30, 2005, CGM and its affiliates received brokerage commissions of $9,500.

     Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.   Investments

During the year ended September 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$227,719,245

Sales	116,588,506

At September 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$210,695,990
Gross unrealized depreciation	(15,185,945)

Net unrealized appreciation	$195,510,045

4.   Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B		Class C

Distribution Fees	$641,041	$1,519,330		$1,655,572

For the year ended September 30, 2005, total Transfer Agent fees were as follows:
	Class A	Class B	Class C	Class Y

Transfer Agent Fees	$352,030	$187,679	$334,543	$31,624

Smith Barney Small Cap Value Fund 2005 Annual Report 27

Notes to Financial Statements (continued)

For the year ended September 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class Y

Shareholder Reports Expenses	$23,332	$35,516	$44,470	$653

5.   Distributions to Shareholders by Class

	Year Ended	Year Ended
	September 30, 2005	September 30, 2004

Class A
Net Investment Income	$1,281,716	—
Net realized gains	7,049,974	$6,325,351

Total	$8,331,690	$6,325,351

Class B
Net realized gains	$4,674,470	$7,643,465

Total	$4,674,470	$7,643,465

Class C*
Net realized gains	$4,826,977	$6,657,543

Total	$4,826,977	$6,657,543

Class Y
Net Investment Income	$1,118,742	—
Net realized gains	$4,026,282	$1,644,182

Total	$5,145,024	$1,644,182

*	On April 29, 2004, Class L shares were renamed as Class C shares.

6.   Capital Shares

At September 30, 2005, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	September 30, 2005		September 30, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	3,864,412	$87,218,823	5,382,763	$109,237,622
Shares issued on reinvestment	354,404	8,002,446	303,138	6,026,382
Shares repurchased	(1,756,405)	(39,816,426)	(1,575,075)	(31,758,736)

Net Increase	2,462,411	$55,404,843	4,110,826	$83,505,268

Class B
Shares sold	810,582	$17,827,187	705,999	$14,031,653
Shares issued on reinvestment	198,142	4,384,892	365,804	7,151,471
Shares repurchased	(1,434,066)	(31,747,408)	(1,492,717)	(29,720,849)

Net Decrease	(425,342)	$(9,535,329)	(420,914)	$(8,537,725)

28 Smith Barney Small Cap Value Fund 2005 Annual Report

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	September 30, 2005		September 30, 2004

	Shares	Amount	Shares	Amount

Class C*
Shares sold	2,077,024	$45,790,964	1,523,277	$30,251,909
Shares issued on reinvestment	209,369	4,631,234	326,455	6,378,942
Shares repurchased	(1,470,317)	(32,543,537)	(1,196,595)	(23,759,457)

Net Increase	816,076	$17,878,661	653,137	$12,871,394

Class Y
Shares sold	4,599,389	$101,686,840	2,004,154	$40,984,188
Shares issued on reinvestment	127,852	2,894,562	78,773	1,570,730
Shares repurchased	(886,499)	(20,312,203)	(533,115)	(10,856,547)

Net Increase	3,840,742	$84,269,199	1,549,812	$31,698,371

*	On April 29, 2004, Class L shares were renamed as Class C shares.

7.   Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30 were as follows:

	2005	2004

Distributions paid from
Ordinary Income	$6,250,777	$4,002,083
Net Long-term Capital Gains	16,727,384	18,268,458

Total Taxable Distributions	$22,978,161	$22,270,541

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net			$4,810,054
Undistributed long-term capital gains – net			23,555,969

Total undistributed earnings			$28,366,023

Unrealized appreciation (a)			$195,510,045

Total accumulated earnings – net		223,876,068

(a)	The difference beween book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

8.   Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that:

Smith Barney Small Cap Value Fund 2005 Annual Report 29

Notes to Financial Statements (continued)

First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentation and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

30 Smith Barney Small Cap Value Fund 2005 Annual Report

Notes to Financial Statements (continued)

9.   Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

*     *     *

     Beginning in June 2004, class action-lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Smith Barney Small Cap Value Fund 2005 Annual Report 31

Notes to Financial Statements (continued)

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.  Other Matters

On June 24, 2005, Citigroup announced that is has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management agreement between the Fund and the Manager. Therefore, the Fund’s Board has approved a new investment management agreement between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management agreement has been presented to the shareholders of the Fund for their approval.

     The Fund has received information from CAM concerning SBFM, an investment advisory company that is part of CAM. The information received from CAM is as follows: On September 16, 2005, the staff of the SEC informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

     Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

     The Commission staff’s recent notification will not affect the sale by Citigroup of substantially all of CAM’s worldwide business to Legg Mason, which Citigroup continues to expect will occur in the fourth quarter of this year.

32 Smith Barney Small Cap Value Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Value Fund of Smith Barney Investment Funds Inc. as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Value Fund of Smith Barney Investment Funds Inc. as of September 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 18, 2005

Smith Barney Small Cap Value Fund 2005 Annual Report 33

Board Approval of Management Agreement (unaudited)

Background

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee comprised of all of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason.

     In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the

34 Smith Barney Small Cap Value Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “small-cap value funds” by Lipper, was for the one-, three- and five-year periods ended March 31, 2005. The Fund performed better than the median for each period. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance, although competitive, was below the Lipper cate-

Smith Barney Small Cap Value Fund 2005 Annual Report 35

Board Approval of Management Agreement (unaudited) (continued)

gory average during the second quarter. Based on its review, the Board generally was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

     The information comparing the Fund’s Actual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 14 retail front-end load funds (including the Fund) classified as “small-cap value funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was the lowest of the total expense ratios of the funds in the Expense Group.

     Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s

36 Smith Barney Small Cap Value Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

     The Board noted that as the Fund’s assets increased over time, the Fund and its shareholders realized economies of scale as certain expenses, such as fixed Fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Approval of the New Agreement

The Board, including the Independent Directors, approved the new Agreement to take effect if shareholders approve the new Agreement and Legg Mason acquires the Manager (the “Transaction”). Such approval was based on a number of factors, including Legg Mason’s assurances regarding the continuation of the Fund’s portfolio management team and the level of other services provided after the Transaction, and several of the factors discussed above continued to be relevant to the Board’s deliberations regarding the new Agreement. The Board also considered the following:

(i)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

Smith Barney Small Cap Value Fund 2005 Annual Report 37

Board Approval of Management Agreement (unaudited) (continued)

(ii)	that representatives of CAM and Legg Mason advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(iii)	the assurances from Citigroup and Legg Mason that, for a three year period fol- lowing the closing of the Transaction, the Manager will have substantially the same access to the Citigroup sales force when distributing Fund shares as is cur- rently provided to CAM and that other arrangements between the Manager and Citigroup sales channels will be preserved;

(iv)	that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(v)	the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vi)	that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being con- sidered;

(vii)	the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain the Fund’s principal underwriters; and

(viii)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the new Agreement, but will remain the same.

     Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided by the Manager and that the Transaction was not expected to have a material adverse effect on the ability of the Manager to provide those services. It was noted, however, that changes in portfolio managers and other personnel could occur following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board members noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason indicated that it could potentially make available to the Manager additional portfolio management resources. Accordingly, the Board members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Fund under the new Agreement.

     In evaluating the costs of the services to be provided by the Manager under the new Agreement and the profitability to the Manager resulting from its relationships with the Fund, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from senior manage-

38 Smith Barney Small Cap Value Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

ment of CAM and Legg Mason, the Board members determined that the Transaction would not increase the total fees payable for advisory and administrative services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board members noted that it was not possible to predict how the Transaction would affect the profitability to the Manager from its relationship with the Fund, but that they had been satisfied in their most recent review of the current Agreement that the level of profitability from the Manager’s relationship with the Fund was not excessive.

     In evaluating the fall-out benefits to be received by the Manager under the new Agreement, the Board members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the current Agreement. The Board members determined that those benefits could include an increased ability for Legg Mason to distribute shares of its current funds and other investment products and to obtain research services using the Fund’s portfolio transaction brokerage. The Board members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

     In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would not increase. The Board members concluded that because the advisory and administrative fees for the Fund were not expected to increase as a result of the Transaction, the Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time.

     Finally, the Board members noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Smith Barney Small Cap Value Fund 2005 Annual Report 39

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Value Fund (the “Fund”) are managed under the direction of the Smith Barney Investment Funds Inc.’s (“Company”) Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

				Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	Length of	During Past	Overseen by	Held by
and Birth Year	Fund	Time Served	Five Years	Director	Director

Non-Interested Directors:
Paul R. Ades	Director	Since	Law Firm of Paul R. Ades, PLLC	15	None
Paul R. Ades, PLLC		1994	(from April 2000 to Present);
181 West Main Street			Partner in Law Firm of Murov &
Suite C			Ades, Esqs. (from November 1976
Babylon, NY 11702			to March 2000)
Birth Year: 1940

Dwight B. Crane	Director	Since	Professor, Harvard	49	None
Harvard Business School		1981	Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Frank G. Hubbard	Director	Since	President of Avatar	15	None
Avatar International, Inc.		1993	International, Inc. (Business
87 Whittredge Road			Development) (since 1998)
Summit, NJ 07901
Birth Year: 1937

Jerome H. Miller	Director	Since	Retired	15	None
c/o Smith Barney		1998
Mutual Funds
125 Broad Street,
11th Floor
New York, NY 10004
Birth Year: 1938

Ken Miller	Director	Since	President of Young	15	None
Young Stuff Apparel Group, Inc.		1994	Stuff Apparel
930 Fifth Avenue			Group, Inc. (since 1963)
Suite 610
New York, NY 10021
Birth Year: 1942

40 Smith Barney Small Cap Value Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	Length of	During Past	Overseen by	Held by
and Birth Year	Fund	Time Served	Five Years	Director	Director

Interested Director:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of Citigroup	171	None
CAM	President	2002	Global Markets Inc. (“CGM”);
399 Park Avenue,	and Chief		Chairman, President and Chief
4th Floor	Executive		Executive Officer of Smith Barney
New York, NY 10022	Officer		Fund Management LLC (“SBFM”),
Birth Year: 1951			Travelers Investment Adviser, Inc.
(“TIA”) and Citi Fund Management
Inc. (“CFM”); President and Chief
Executive Officer of certain mutual
funds associated with Citigroup
Inc. (“Citigroup”); Formerly,
Portfolio Manager of Smith Barney
Allocation Series Inc. (from 1996 to
2001) and Smith Barney Growth
and Income Fund (from 1996
to 2000)

Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice	N/A	N/A
CAM	President	2003	President and Chief Administrative
125 Broad Street,	and Chief		Officer of mutual funds associated
11th Floor	Administrative		with Citigroup; Head of International
New York, NY 10004	Officer		Funds Administration of CAM (from
Birth Year: 1956			2001 to 2003); Director of Global
Funds Administration of CAM (from
2000 to 2001); Head of U.S.
Citibank Funds Administration of
CAM (from 1998 to 2000)

Kaprel Ozsolak	Chief Financial	Since	Vice President of CGM; Chief	N/A	N/A
CAM	Officer and	2004	Financial Officer and Treasurer of
125 Broad Street,	Treasurer		certain mutual funds associated
11th Floor			with Citigroup; Controller of
New York, NY 10004			certain mutual funds associated
Birth Year: 1965			with Citigroup (since 2002)

Peter J. Hable	Vice President	Since	Managing Director of CGM and	N/A	N/A
CAM	and Investment	1999	Investment Officer of SBFM
One Sansome Street	Officer
San Francisco, CA 94104
Birth Year: 1958

Smith Barney Small Cap Value Fund 2005 Annual Report 41

Additional Information (unaudited) (continued)

Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	Length of	During Past	Overseen by	Held by
and Birth Year	Fund	Time Served	Five Years	Director	Director

Officers:
Andrew Beagley	Chief Anti-Money	Since	Director of CGM (since 2000);	N/A	N/A
CAM	Laundering	2002	Director of Compliance, North
399 Park Avenue,	Compliance		America, CAM (since 2000);
4th Floor	Officer		Chief Anti-Money Laundering
New York, NY 10022			Compliance Officer, Chief Compliance
Birth Year: 1962	Chief Compliance	Since	Officer and Vice President of certain
	Officer	2004	mutual funds associated with Citigroup;
Director of Compliance, Europe,
the Middle East and Africa, CAM
(from 1999 to 2000); Compliance
Officer, Salomon Brothers Asset
Management Limited, Smith Barney
Global Capital Management Inc.,
Salomon Brothers Asset
Management Asia Pacific Limited
(from 1997 to 1999); Formerly Chief
Compliance Officer TIA
(from 2002 to 2005)

Steven Frank	Controller	Since	Vice President of CAM (since 2002);	N/A	N/A
CAM		2005	Controller of certain mutual funds
125 Broad Street			associated with Citigroup; Assistant
11th Floor			Controller of CAM (from 2001 to 2005);
New York, NY 10004			Accounting Manager of CAM
Birth Year: 1967			(from 1996 to 2001)

Robert I. Frenkel	Secretary	Since	Managing Director and General	N/A	N/A
CAM	and Chief	2003	Counsel of Global Mutual Funds
300 First Stamford Place	Legal		for CAM and its predecessor (since
4th Floor	Officer		1994); Secretary of CFM (from
Stamford, CT 06902			2001 to 2004); Secretary and Chief
Birth Year: 1954			Legal Officer of certain mutual
funds associated with Citigroup
*	Each Director and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

42 Smith Barney Small Cap Value Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2005.

Record Date	12/15/2004

Payable Date	12/17/2004

Qualified Dividend Income for Individuals	99.32%

Dividends Qualifying for the Dividends Received Deduction for Corporations	89.58%

Long-term Capital Gain Dividend	$0.550000

Please retain this information for your records.

Smith Barney Small Cap Value Fund 2005 Annual Report 43

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Smith Barney Small Cap Value Fund

DIRECTORS	INVESTMENT MANAGER
Paul R. Ades	Smith Barney Fund
Dwight B. Crane	Management LLC
R. Jay Gerken, CFA
Chairman	DISTRIBUTOR
Frank G. Hubbard	Citigroup Global Markets Inc.
Jerome H. Miller
Ken Miller	CUSTODIAN
State Street Bank and
OFFICERS	Trust Company
R. Jay Gerken, CFA
President and	TRANSFER AGENT
Chief Executive Officer	Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
Andrew B. Shoup	New York, New York 10004
Senior Vice President and
Chief Administrative Officer	SUB-TRANSFER AGENT
PFPC Inc.
Kaprel Ozsolak	P.O. Box 9699
Chief Financial Officer	Providence, Rhode Island
and Treasurer	02940-9699

Peter J. Hable	INDEPENDENT
Vice President and	REGISTERED PUBLIC
Investment Officer	ACCOUNTING FIRM
KPMG LLP
Andrew Beagley	345 Park Avenue
Chief Anti-Money Laundering	New York, NY 10154
Compliance Officer and
Chief Compliance Officer

Steven Frank
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

This report is submitted for the
general information of the share-
holders of Smith Barney Small
Cap Value Fund but it may also
be used as sales literature.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objectives, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.
Member NASD, SIPC

FD01745 11/05      05-7461

Smith Barney Small Cap Value Fund

SMITH BARNEY SMALL CAP VALUE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a Member of the Board’s Audit Committee, possesses the technical atributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2004 and September 30, 2005 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $118,100 in 2004 and $46,600 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $4,000 in 2005. These services rendered in connection with the review of the registration statement filed on Form N-1A for the Smith Barney Investment Funds Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $12,500 in 2004 and $9,800 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Funds Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Investment Funds Inc.‘ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Smith Barney Investment Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date:	December 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date:	December 9, 2005

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date:	December 9, 2005